Supplement dated February 15, 2001
                       to Prospectus dated May 1, 2000 for
                                  Elements PLUS
                   issued by Protective Life Insurance Company
                            Telephone: 1-800-456-6330

                       EARNINGS ENHANCEMENT DEATH BENEFIT

         Beginning March 5, 2001, an optional Earnings Enhancement Death Benefit is available at the time the Contract is purchased. This benefit may increase the value of your selected death benefit by paying an additional amount based on Contract earnings, if there are any, since the effective date of the benefit. (See "Death Benefit -- Earnings Enhancement Death Benefit" below.) If you purchase the Earnings Enhancement Death Benefit, the mortality and expense risk charge will increase by 0.25% from 1.25% to 1.50% for Contracts issued with the standard death benefit and from 1.40% to 1.65% for Contracts issued with an optional benefit package.

ANNUAL VARIABLE ACCOUNT EXPENSES

         The following information is added to Annual Variable Account Expenses:

                                with Standard Benefits    with Optional Benefits
                                and EEDB and EEDB
Mortality and Expense Risk Charge:          1.50%                      1.65%
Administration Charge                       0.15%                      0.15%
Total Annual Variable Account Expenses      1.65%                      1.80%

Accumulation Units

         The second paragraph of the discussion of Accumulation Units is amended with the following addition:

         The class of Accumulation Units associated with the standard death benefit of a Contract with an Earnings Enhancement Death Benefit has total mortality and expense risk charges and administration charges of 1.65% and the class of Accumulation Units associated with the optional benefits package of a Contract with an Earnings Enhancement Death Benefit has total mortality and expense risk charges and administration charges of 1.80%. No Accumulation Units of either class associated with the Earnings Enhancement Death Benefit were offered on or before December 31, 1999. Over time, Accumulation Units associated with higher total mortality and expense risk charges and administration charges will have lower values than Accumulation Units associated with lower total mortality and expense risk charges and administration charges.

DEATH BENEFIT

         The third  paragraph,  which  describes a surviving  spouse's  right to
continue  the   Contract,   is  amended  with  the  addition  of  the  following
information:

The Contract will continue with the value of the death benefit, including the Earnings Enhancement Death Benefit if it was selected, having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. Neither the death benefit nor the optional Earnings Enhancement Death Benefit, if it was selected, is terminated by a surviving spouse's continuation of the Contract. The selected death benefit and the optional Earnings Enhancement Death Benefit, if it was selected, continue to be fully operative.

         The following information is added to the DEATH BENEFIT section of the prospectus:

Earnings Enhancement Death Benefit (not available in all states)

         The Earnings Enhancement Death Benefit is an amount we pay in addition to the death benefit under a Contract. Subject to a maximum, the additional amount payable under this benefit will be equal to a percentage of your Contract's earnings, if there are any, between the effective date of the benefit and the date as of which the death benefit is determined. If the oldest Owner is younger than 70 years old on the benefit's effective date, the benefit will pay 40% of earnings, up to a maximum of 80% of net Purchase Payments. If the oldest Owner is age 70 or more on that date, the benefit will pay 25% of earnings, up to a maximum of 50% of net Purchase Payments. The Purchase Payment amounts used in Earnings Enhancement Death Benefit calculations are based on the amounts tendered and therefore do not reflect the addition of any Credit.


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         The earnings to which the Earnings  Enhancement  Death Benefit  applies are calculated during the first 12 months after the effective date of the benefit as follows: the Contract Value on the date as of which the amount of the death benefit is determined; minus the Contract Value on the benefit's effective date and any Purchase Payments made afterwards; and plus any Purchase Payments that were withdrawn during this period, including any surrender charges. After the first 12 months, earnings will be calculated in the same way except that they will be based on your Contract's death benefit instead of its Contract Value on the date as of which the amount of the death benefit is determined. For purposes of determining the maximum amount payable under this benefit, net Purchase Payments will be the net of: the Contract Value on the benefit's effective date; plus any Purchase Payments made afterwards; minus any Purchase Payments that were withdrawn during this period, including any surrender charges; and minus any Purchase Payments made after the date 12 months before the deceased Owner's death.

         For Contracts that have been continued by a surviving spouse after the death of the original owner, the earnings to which the Earnings Enhancement Death Benefit applies are calculated as follows: the amount of the death benefit (or Contract Value if the surviving spouse dies during the first 12 months after the effective date of the benefit); minus the Contract Value on the date as of which we determined the value of the death benefit upon the death of the original owner and any Purchase Payments made afterwards; and plus any Purchase Payments that were withdrawn during this period, including any surrender charges. For purposes of determining the maximum amount payable under this benefit for a continued Contract, net Purchase Payments will be the net of: the Contract Value as of the date we determined the value of the death benefit upon the death of the original owner; plus any Purchase Payments made afterwards; minus any Purchase Payments that were withdrawn during this period, including any surrender charges; and minus any Purchase Payments made after the date 12 months before the original surviving spouse's death.

         You may purchase the Earnings Enhancement Death Benefit when you apply for a Contract provided that the effective date of this benefit is before the oldest Owner's 76th birthday. In the future, we expect to make this benefit available for addition to existing Contracts, provided the benefit's effective date is before the oldest Owner's 70th birthday. The effective date of this benefit is the date upon which the benefit becomes a part of your Contract; therefore, if you purchase a new Contract with this benefit, the effective date of the benefit will be the Effective Date of the Contract.

         The Earnings Enhancement Death Benefit will increase the Contract's mortality and expense risk charge by 0.25% from 1.25% to 1.50% for a Contract with the standard death benefit and from 1.40% to 1.65% for a Contract with an optional benefits package. (See "Charges and Deductions.") No amount will be payable under this benefit after it terminates or if the Contract is transferred to any new Owner who was age 70 or more on the benefit's effective date. Additionally, no amount will be payable under this benefit if there are no earnings, as described above, as of the date on which we determine the death benefit. You should consult a qualified financial advisor to carefully consider these possibilities and the benefit's added cost before your decide whether this benefit is right for you.

         Once purchased, neither Protective nor you can unilaterally terminate the Earnings Enhancement Death Benefit unless the entire Contract is terminated. The Earnings Enhancement Death Benefit will automatically terminate on the earlier of (1) the Annuity Commencement Date or (2) the later of the 10th Contract Anniversary or the oldest Owner's 90th birthday. Upon termination of this benefit, the mortality and expense risk charge will decrease by 0.25%.

         The Earnings Enhancement Death Benefit is currently not available for use with Contracts in connection with qualified retirement plans.

Mortality and Expense Risk Charge

         The first paragraph of the discussion of the mortality and expense risk charge in the "Charges and Deductions" section of the prospectus is amended with the following addition:

         If you purchase the Earnings Enhancement Death Benefit, the mortality and expense risk charge will increase by 0.25% from 1.25% to 1.50% of the average daily net assets of the Variable Account attributable to the Contract if it has a standard death benefit, and from 1.40% to 1.65% of the average daily net assets of the Variable Account attributable to the Contract if it has an optional benefit package.

DISTRIBUTION OF THE CONTRACTS

         The first paragraph of this section is amended to reflect a maximum commission of 7% of Purchase Payments.

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